Federated Investors
World-Class Investment Manager

Federated Government Income Securities, Inc.

Established 1986

17TH ANNUAL REPORT

February 28, 2003

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Government Income Securities, Inc.

President's Message

Dear Fellow Shareholder:

Federated Government Income Securities, Inc. was created in 1986, and I am pleased to present the fund's 17th Annual Report. The $1 billion fund exclusively owns U.S. government securities and receives income from U.S. Treasury bonds, Government National Mortgage Association issues, Federal Home Loan Mortgage Corporation issues, and Federal National Mortgage Association issues. These U.S. government securities are guaranteed as to the payment of interest and principal, however, the prices of all U.S. government issues are subject to interest rate changes--either up or down, negative or positive.1 Interest rate movements in the marketplace affect the value of all bonds.

Since 1986, the fund's share value and monthly dividend payments have reflected market conditions. Historically, every three to four years, the share value direction changes. Nevertheless, monthly income has been paid to fund shareholders. These U.S. government securities have been a comfortable haven for investors, especially in comparison to the domestic and international equity markets.

This report covers the 12-month period from March 1, 2002 through February 28, 2003. It begins with a discussion with the fund's portfolio manager, Susan Nason, Senior Vice President of Federated Investment Management Company. Susan offers her views on today's interest rate environment, fund performance, and how your fund is invested. Following Susan's discussion are three additional items of shareholder interest. First is a series of charts showing the fund's long-term performance record. Second is a complete listing of the fund's holdings in U.S. government securities, and third is the publication of the fund's financial statements.

1 Fund shares are not guaranteed by the U.S. government.

Over the 12-month reporting period, despite historically low mortgage rates, the mortgage backed sector performed very well. The strength of the sector, combined with good security selections in the portfolio, helped us achieve nearly double-digit returns, a good income stream and an increase in the fund's share price. Individual share class total return performance and income distributions follow.2

	Net Asset Value Increase	Income Distributions	Total Return
Class A Shares	$8.82 to $9.23 = 4.65%	$0.438	9.86%
Class B Shares	$8.80 to $9.20 = 4.55%	$0.372	8.97%
Class C Shares	$8.82 to $9.23 = 4.65%	$0.371	9.05%
Class F Shares	$8.81 to $9.22 = 4.65%	$0.438	9.88%

Thank you for your continued participation in Federated Government Income Securities, Inc. If you have any questions or comments, please do not hesitate to write.

Very sincerely yours,

J. Christopher Donahue

J. Christopher Donahue
President
April 15, 2003

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period based on offering price for Class A, B, C and F Shares were 4.87%, 3.47%, 8.05%, and 7.77%, respectively. Current performance information is available by visiting us at www.federatedinvestors.com or by calling 1-800-341-7400.

Susan Nason

Senior Vice President

Federated Investment Management Company

Todd Abraham

Vice President

Federated Investment Management Company

Investment Review

What are your comments on the fund's fiscal year ended February 28, 2003?

It was a particularly challenging year for investors who were faced with significant risks and unforeseen events. U.S. economic growth was sub-par, corporate scandals were headline news and threats of terrorism and war made navigating the landscape all the more difficult. The combination of these events increased uncertainty and resulted in strong demand for lower risk assets such as U.S. government securities. Treasury yields fell in the ensuing flight to quality, which benefited the fund's holdings of Treasury and mortgage backed securities.

How did mortgage backed issues perform over the past 12 months as compared to similar duration Treasury securities?

Despite historically low interest rates accompanied by record prepayments, the mortgage backed sector performed very well. While refinancings negatively impacted the fund because prepayments are reinvested at lower market yields, sector demand was notably strong. Demand came from a wide variety of sources. The Federal National Mortgage Association and Federal Home Loan Mortgage Corporation continued to be large buyers along with banks, which used capital available due to low loan demand. Additionally, some non-traditional investors were buyers as well, willing to accept prepayment risk in lieu of credit/default risk in the corporate bond sector. Such strong demand led mortgages to outperform relative to similar duration Treasury issues.

How much of the fund's portfolio focused on the mortgage backed securities market?

The portfolio has over 80% weighting in agency mortgage backed securities due to attractive valuations versus other high-grade, fixed income assets. As of February 28, 2003, the fund's portfolio composition was:

Federal National Mortgage Association (FNMA)	54.2%
Federal Home Loan Mortgage Corporation (FHLMC)	24.1%
Collateralized Mortgage Obligations (CMOs)	4.9%
U.S. Treasury Obligations	13.5%
Government National Mortgage Association (GNMA)	6.1%
How did Federated Government Income Securities, Inc. perform for shareholders in terms of total return and income for the fiscal year ended February 28, 2003?

For the 12-month reporting period ended February 28, 2003, investors in Class A Shares of the fund earned a total return of 9.86% based on net asset value. Investors in Class B, C and F Shares received total net returns of 8.97%, 9.05% and 9.88%, respectively, based on net asset value.1

For the 12-month reporting period, the fund's benchmark, a blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index, returned 9.01%.2 The total return for the Lipper General U.S. Government Funds Average was 9.10%.3

In terms of income, the fund's Class A, B, C and F Shares paid monthly dividends totaling $0.438, $0.372, $0.371 and $0.438 per share, respectively.

What's your outlook for the balance of 2003?

Low interest rates and financial incentives have fueled expenditures for big-ticket items such as housing and automobiles in recent months. While consumer spending has been the engine of growth over the last year, greater corporate capital spending is required for robust growth. Accommodative monetary policy, low interest rates and tax reductions are expected to stimulate growth in future periods; however, it is our opinion that economic expansion will be below potential until geopolitical risks decline.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price for Class A, B, C and F Shares were 4.87%, 3.47%, 8.05% and 7.77%, respectively, for the 12-month reporting period.

2 The Lehman Brothers Government Index is composed of U.S. Treasury and government agency bonds. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Lehman Brothers Mortgage Backed Securities Index is composed of all fixed rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is unmanaged and rebalanced monthly by market capitalization. Investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Figures do not reflect any sales charges.

Three Ways You May Seek to Invest for Success

STRATEGY #1--With a lump sum investment of $68,000 in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvesting your dividends, capital gains and without redemption of shares, your account would have been worth $222,555 on 2/28/03, with 7.27%1 average annual total return.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding dividends.

As of 2/28/03, the Class A Shares' average annual 1-year, 5-year and since inception (8/5/96) total returns were 4.87%, 5.84% and 6.49%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (8/5/96) total returns were 3.47%, 5.66% and 6.43%, respectively. Class C Shares' average annual 1-year, 5-year and since inception (8/5/96) total returns were 8.05%, 6.03% and 6.46%, respectively. Class F Shares' average annual 1-year, 5-year and 10-year total returns were 7.77%, 6.61% and 6.23%, respectively.2

1 Total return represents the change in the value of an investment in Class F Shares after reinvesting all income and capital gains, and takes into account the 1.00% sales charge applicable to an initial investment in Class F Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% sales charge, and 1.00% contingent deferred sales charge; and Class F Shares, 1.00% sales charge and 1.00% contingent deferred sales charge.

STRATEGY #2--With a systematic investment plan, if you had started investing $4,000 annually in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvesting your dividends, capital gains and no redemption of shares, your account would have reached a total value of $126,3041 by 2/28/03, though you would have invested only $68,000. You would have earned an average annual total return of 7.08% over the life of this systematic investment plan.

This practical systematic investment plan helps you pursue long-term performance from U.S. governmental securities. Note that you did not commit a large sum of money to the bond market at any one time, and you have reinvested monthly income. Your dollars accumulated shares over time and as of 2/28/03, you owned 13,699 shares. This plan allows the investor to buy shares at low and high prices, and use the bond market's volatility to their advantage. You can take it one step at a time.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. Past performance is no guarantee of future results.

STRATEGY #3 combines a systematic investment plan with an automatic withdrawal program for the Class F Shares of Federated Government Income Securities, Inc. This is a sensible approach to investing which allows shareholders to accumulate fund shares over a long period of time (in this illustration $6,800 annually for 10 years) and then enjoy a withdrawal period with monthly payments to the investor for a period of time (in this illustration $300 per month for over seven years). During the 10-year accumulation period, $68,000 in total was invested. From 1/31/96 through 2/28/03, a total of $25,800 was paid to the investor, and the ending value of the account on 2/28/03 was $121,029.1 This represents a 7.03% average annual total return over the life of this investment plan.

Note that in this investment plan the shareholder did not commit a large sum of money to the bond market at any one time, and has reinvested monthly income during the accumulation period. The $68,000 investment was worth $96,822 on 12/31/95. During the withdrawal period, the shareholder elected to withdraw $300 per month as income for a total of $25,800. Again, this plan allows the investor to buy shares at low and high prices, and use the bond market's volatility to their advantage.

1 This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results. Upon redemption, any capital gains are subject to taxes.

Federated Government Income Securities, Inc. --
Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Government Income Securities, Inc. (Class A Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 2003, compared to the Merrill Lynch 5 Year Treasury Index (ML5T), a broad-based market index, the Lipper General U.S. Government Funds Average (LGUSGFA), an average of funds with similar investment objectives, and a blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGS).2

Average Annual Total Return[3] for the Period Ended 2/28/2003
1 Year	4.87%
5 Years	5.84%
Start of Performance (8/5/1996)	6.49%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBGS and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML5T and the LBMBGS are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes and average are unmanaged. Investments cannot be made in an index or average.

3 Total returns quoted reflect all applicable sales charges.

Federated Government Income Securities, Inc. --
Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Government Income Securities, Inc. (Class B Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 2003, compared to the Merrill Lynch 5 Year Treasury Index (ML5T), a broad-based market index, the Lipper General U.S. Government Funds Average (LGUSGFA), an average of funds with similar investment objectives, and a blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGS).2

Average Annual Total Return[3] for the Period Ended 2/28/2003
1 Year	3.47%
5 Years	5.66%
Start of Performance (8/5/1996)	6.43%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBGS and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML5T and the LBMBGS are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes and average are unmanaged. Investments cannot be made in an index or average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Federated Government Income Securities, Inc. --
Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Government Income Securities, Inc. (Class C Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 2003, compared to the Merrill Lynch 5 Year Treasury Index (ML5T), a broad-based market index, the Lipper General U.S. Government Funds Average (LGUSGFA), an average of funds with similar investment objectives, and a blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGS).2

Average Annual Total Return[3] for the Period Ended 2/28/2003
1 Year	8.05%
5 Years	6.03%
Start of Performance (8/5/1996)	6.46%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,000). A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBGS and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML5T and the LBMBGS are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes and average are unmanaged. Investments cannot be made in an index or average.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Federated Government Income Securities, Inc. --
Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in Federated Government Income Securities, Inc. (Class F Shares) (the "Fund") from February 28, 1993 to February 28, 2003, compared to the Merrill Lynch 5 Year Treasury Index (ML5T), a broad-based market index, the Lipper General U.S. Government Funds Average (LGUSGFA), an average of funds with similar investment objectives, and a blended index comprised of 60% Lehman Brothers Mortgage Backed Securities Index and 40% Lehman Brothers Government Index (LBMBGS).2

Average Annual Total Return[3] for the Period Ended 2/28/2003
1 Year	7.77%
5 Years	6.61%
10 Years	6.23%
Start of Performance (4/4/1986)	7.26%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML5T, LBMBGS, and the LGUSGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML5T and the LBMBGS are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LGUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes and average are unmanaged. Investments cannot be made in an index or average.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

February 28, 2003

Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--4.9%
$27,472,762		GMAC Mortgage Corp. Loan Trust 2002-J3, 6.000%, 5/25/2017	$28,516,453
22,214,198		Structured Asset Securities Corp. 2002-22H, 7.000%, 11/25/2032	23,380,517

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $51,897,186)	51,896,970

		LONG-TERM OBLIGATIONS--98.0%
		Federal Home Loan Mortgage Corp.--19.1%
1,362,823		8.000%, 2/1/2031	1,469,287
14,714,944		7.500%, 6/1/2007 - 8/1/2031	15,739,774
77,326,939	[1]	7.000%, 9/1/2030 - 4/1/2033	81,530,652
40,000,000	[1]	6.500%, 4/1/2033	41,862,400
6,508,117		6.000%, 9/1/2032	6,772,476
34,172,221		5.500%, 3/1/2029 -- 4/1/2033	35,257,376
18,000,000	[1]	5.000%, 5/1/2018	18,478,080

		TOTAL	201,110,045

		Federal Home Loan Mortgage Corp., REMIC--5.0%
2,903,805		Series 2412-MA, 3.450%, 4/15/2008	2,912,197
22,683,000		Series 2509-QG, 5.500%, 10/15/2032	22,819,779
21,724,000		Series 2509-TV, 5.500%, 4/15/2022	22,591,005
16,821,350		Series 2535-SK, 6.760%, 10/15/2031	2,357,946
11,946,180		Series 2551-CS, 6.310%, 12/15/2016	1,597,976

		TOTAL	52,278,903

		Federal National Mortgage Association--46.2%
5,799,781		8.000%, 2/1/2030 - 12/1/2032	6,274,350
49,918,156	[1]	7.500%, 7/1/2028 -- 4/1/2033	53,202,568
25,363,092		7.000%, 1/1/2031 - 1/1/2033	26,767,487
187,550,224	[1]	6.500%, 5/1/2028 - 4/1/2033	199,552,202
168,249,148		6.000%, 5/1/2016 - 2/1/2033	175,333,236
25,000,000	[1]	5.000%, 4/1/2018	25,718,750

		TOTAL	486,848,593

Principal Amount			Value
		LONG-TERM OBLIGATIONS--continued
		Federal National Mortgage Association, REMIC--8.1%
$17,769,644		Series 2002-23-SA, 17.586%, 4/25/2032	$20,505,813
21,866,248		Series 2002-46-C, 7.000%, 8/25/2017	23,460,953
3,796,635		Series 2002-83-SK, 6.764%, 7/25/2031	485,578
20,000,000		Series 2002-W3-A4, 6.500%, 9/25/2028	21,699,344
17,007,251		Series 2002-W4-A4, 6.250%, 5/25/2042	18,346,572

		TOTAL	84,498,260

		Government National Mortgage Association--6.1%
341,498		13.000%, 1/15/2011 - 11/15/2014	394,370
1,397,687		12.500%, 4/15/2010 - 7/15/2015	1,606,789
4,152,586		12.000%, 5/15/2011 - 1/15/2016	4,751,034
1,504,810		11.000%, 12/15/2009 -- 10/15/2019	1,697,072
1,810,594		10.500%, 3/15/2016	2,044,848
59,162		9.000%, 2/15/2009	64,800
2,042,768		8.500%, 12/15/2029 - 11/15/2030	2,222,076
34,423,480		8.000%, 6/15/2017 - 2/15/2031	37,312,886
8,873,348		7.500%, 7/15/2029 - 1/15/2031	9,508,149
3,682,568		7.000%, 1/15/2028 - 10/15/2028	3,921,935
93,222		6.000%, 5/15/2024	98,640

		TOTAL	63,622,599

		Government National Mortgage Association, REMIC--0.0%
10,329		Series 2002-52-ZG, 6.500%, 7/20/2032	10,402

		United States Treasury Securities--13.5%
36,200,000		8.125%, 5/15/2021 - 8/15/2021	51,853,064
12,200,000		7.250%, 5/15/2016	15,892,452
12,100,000		7.125%, 2/15/2023	15,875,563
28,600,000		5.375%, 2/15/2031	31,705,674
10,085,280		3.000%, 7/15/2012	11,193,047
15,500,000		3.000%, 2/15/2008	15,739,785

		TOTAL	142,259,585

		TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $998,608,514)	1,030,628,387

Shares or Principal Amount			Value
		MUTUAL FUND--2.7%
28,462,969		Government Obligations Fund (at net asset value)	$28,462,969

		REPURCHASE AGREEMENTS--10.3%
$65,500,000	[2]	Interest in $661,500,000 joint repurchase agreement with Credit Suisse First Boston Corp., 1.260% dated 2/13/2003, to be repurchased at $65,564,190 on 3/13/2003, collateralized by U.S. Government Agency Obligations with various maturities to 12/1/2032	65,500,000
43,000,000	[2]	Interest in $313,000,000 joint repurchase agreement with Morgan Stanley & Co., Inc., 1.260%, dated 2/19/2003, to be repurchased at $43,040,635 on 3/18/2003, collateralized by U.S. Government Agency Obligations with various maturities to 9/15/2032	43,000,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	108,500,000

		TOTAL INVESTMENTS (IDENTIFIED COST $1,187,468,669)[3]	$1,219,488,326

1 All or a portion of this security is subject to dollar roll transactions.

2 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if the creditworthiness of the issuer is downgraded.

3 The cost of investments for federal tax purposes amounts to $1,187,943,516.

Note: The categories of investments are shown as a percentage of net assets ($1,050,276,626) at February 28, 2003.

The following acronym is used throughout this portfolio:

REMIC	--Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets:
Investments in securities	$1,110,988,326
Investments in repurchase agreements	108,500,000

Total investments in securities, at value (identified cost $1,187,468,669)		$1,219,488,326
Income receivable		5,441,912
Receivable for investments sold		295,219,468
Receivable for shares sold		3,553,402

TOTAL ASSETS		1,523,703,108

Liabilities:
Payable for investments purchased	257,941,740
Payable for shares redeemed	4,927,115
Income distribution payable	2,156,664
Payable for dollar roll transactions	207,516,190
Accrued expenses	884,773

TOTAL LIABILITIES		473,426,482

Net assets for 113,946,582 shares outstanding		$1,050,276,626

Net Assets Consist of:
Paid in capital		$1,106,320,389
Net unrealized appreciation of investments		32,019,657
Accumulated net realized loss on investments		(87,330,368)
Distributions in excess of net investment income		(733,052)

TOTAL NET ASSETS		$1,050,276,626

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($77,993,748 ÷ 8,451,784 shares outstanding)		$9.23

Offering price per share (100/95.50 of $9.23)[1]		$9.66

Redemption proceeds per share		$9.23

Class B Shares:
Net asset value per share ($179,786,451 ÷ 19,534,094 shares outstanding)		$9.20

Offering price per share		$9.20

Redemption proceeds per share (94.50/100 of $9.20)[1]		$8.69

Class C Shares:
Net asset value per share ($41,532,432 ÷ 4,498,226 shares outstanding)		$9.23

Offering price per share		$9.23

Redemption proceeds per share (99.00/100 of $9.23)[1]		$9.14

Class F Shares:
Net asset value per share ($750,963,995 ÷ 81,462,478 shares outstanding)		$9.22

Offering price per share (100/99.00 of $9.22)[1]		$9.31

Redemption proceeds per share (99.00/100 of $9.22)[1]		$9.13

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended February 28, 2003

Investment Income:
Interest (net of dollar roll expense of $6,966,343 and including income on securities loaned of $105,187)			$58,293,647

Expenses:
Investment adviser fee		$7,696,163
Administrative personnel and services fee		771,669
Custodian fees		78,710
Transfer and dividend disbursing agent fees and expenses		1,014,959
Directors'/Trustees' fees		18,466
Auditing fees		20,622
Legal fees		3,847
Portfolio accounting fees		182,197
Distribution services fee--Class A Shares		185,221
Distribution services fee--Class B Shares		1,085,392
Distribution services fee--Class C Shares		281,885
Shareholder services fee--Class A Shares		185,221
Shareholder services fee--Class B Shares		361,797
Shareholder services fee--Class C Shares		93,962
Shareholder services fee--Class F Shares		1,924,408
Share registration costs		72,075
Printing and postage		90,173
Insurance premiums		1,256
Taxes		77,966
Miscellaneous		9,926

TOTAL EXPENSES		14,155,915

Waivers and Reimbursement:
Waiver of investment adviser fee	$(2,413,837)
Waiver of transfer and dividend disbursing agent fees and expenses	(22,076)
Waiver of distribution services fee--Class A Shares	(185,221)
Waiver of shareholder services fee--Class F Shares	(15,395)
Reimbursement of investment adviser fee	(60,906)

TOTAL WAIVERS AND REIMBURSEMENT		(2,697,435)

Net expenses			11,458,480

Net investment income			46,835,167

Realized and Unrealized Gain on Investments:
Net realized gain on investments			28,462,779
Net change in unrealized appreciation of investments			16,966,450

Net realized and unrealized gain on investments			45,429,229

Change in net assets resulting from operations			$92,264,396

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$46,835,167	$55,565,578
Net realized gain on investments	28,462,779	17,278,779
Net change in unrealized appreciation of investments	16,966,450	(4,932,973)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	92,264,396	67,911,384

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(3,404,045)	(7,033,813)
Class B Shares	(6,055,992)	(5,043,566)
Class C Shares	(1,547,773)	(1,393,950)
Class F Shares	(37,385,689)	(47,486,263)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(48,393,499)	(60,957,592)

Share Transactions:
Proceeds from sale of shares	263,024,741	239,797,518
Net asset value of shares issued to shareholders in payment of distributions declared	19,982,981	32,299,276
Cost of shares redeemed	(344,214,188)	(303,580,080)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(61,206,466)	(31,483,286)

Change in net assets	(17,335,569)	(24,529,494)

Net Assets:
Beginning of period	1,067,612,195	1,092,141,689

End of period (including distributions in excess of net investment income of $(733,052) and $(3,035,976), respectively)	$1,050,276,626	$1,067,612,195

See Notes which are an integral part of the Financial Statements

Statement of Cash Flows

For the Year Ended February 28, 2003

Increase (Decrease) in Cash
Cash Flows From Operating Activities:
Change in net assets resulting from operations	$92,264,396

Adjustments to Reconcile Change in Net Assets Resulting From Operations to Net Cash Provided by Operating Activities:
Purchase of investment securities	(8,912,999,120)
Paydowns on investment securities	187,638,268
Realized loss on paydowns	3,861,254
Proceeds from sale of investment securities	8,730,509,165
Net sales of short-term investment securities	159,847,475
Decrease in income receivable	(723,870)
Decrease in cash held as collateral for securities lending	165,747,498
Increase in payable for accrued expenses	464,123
Increase in receivable for investments sold	(223,700,271)
Increase in payable for investments purchased	220,462,767
Decrease in payable on collateral to broker	(165,747,498)
Decrease in payable to investment adviser	(55,991)
Net realized gain on investments	(28,462,779)
Net amortization/accretion of premium (discount)	(163,386)
Net unrealized appreciation on investments	(16,966,450)

NET CASH PROVIDED BY OPERATING ACTIVITIES	211,975,581

Cash Flows From Financing Activities:
Cash received from dollar roll transactions, net	(103,166,704)
Proceeds from sale of shares	261,084,484
Cash distributions paid	(29,090,949)
Payment for shares redeemed	(340,802,569)

NET CASH USED IN FINANCING ACTIVITIES	(211,975,738)

NET DECREASE IN CASH	(157)

Cash:
Beginning of period	157

End of period	$0

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$8.82	$8.80	$8.28	$8.79	$8.84
Income From Investment Operations:
Net investment income	0.42 [1]	0.46 [1,2]	0.52	0.50	0.53 [1]
Net realized and unrealized gain (loss) on investments	0.43	0.07 [2]	0.52	(0.49)	(0.04)

TOTAL FROM INVESTMENT OPERATIONS	0.85	0.53	1.04	0.01	0.49

Less Distributions:
Distributions from net investment income	(0.44)	(0.51)	(0.52)	(0.52)	(0.54)

Net Asset Value, End of Period	$9.23	$8.82	$8.80	$8.28	$8.79

Total Return[3]	9.86%	6.15%	12.91%	0.10%	5.58%

Ratios to Average Net Assets:

Expenses	0.98%	0.98%	0.98%	0.98%	0.98%

Net investment income	4.69%	5.23%[2]	6.05%	5.79%	5.99%

Expense waiver/reimbursement[4]	0.49%	0.48%	0.50%	0.51%	0.46%

Supplemental Data:

Net assets, end of period (000 omitted)	$77,994	$123,455	$130,829	$106,328	$182,597

Portfolio turnover	424%	169%	192%	152%	209%

1 Per share information presented is based upon the average number of shares outstanding.

2 Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountant (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.05, increase net realized gain/loss per share by $0.05, and decrease the ratio of net investment income to average net assets from 5.73% to 5.23%. Per share, ratios and supplemental data for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$8.80	$8.78	$8.26	$8.78	$8.84
Income From Investment Operations:
Net investment income	0.35 [1]	0.39 [1,2]	0.45	0.43	0.46 [1]
Net realized and unrealized gain (loss) on investments	0.42	0.07 [2]	0.52	(0.50)	(0.05)

TOTAL FROM INVESTMENT OPERATIONS	0.77	0.46	0.97	(0.07)	0.41

Less Distributions:
Distributions from net investment income	(0.37)	(0.44)	(0.45)	(0.45)	(0.47)

Net Asset Value, End of Period	$9.20	$8.80	$8.78	$8.26	$8.78

Total Return[3]	8.97%	5.38%	12.12%	(0.76)%	4.65%

Ratios to Average Net Assets:

Expenses	1.73%	1.73%	1.73%	1.73%	1.73%

Net investment income	3.94%	4.49%[2]	5.30%	5.04%	5.36%

Expense waiver/reimbursement[4]	0.24%	0.23%	0.25%	0.26%	0.21%

Supplemental Data:

Net assets, end of period (000 omitted)	$179,786	$116,734	$75,544	$58,643	$48,304

Portfolio turnover	424%	169%	192%	152%	209%

1 Per share information presented is based upon the average number of shares outstanding.

2 Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.05, increase net realized gain/loss per share by $0.05, and decrease the ratio of net investment income to average net assets from 4.99% to 4.49%. Per share, ratios and supplemental data for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$8.82	$8.80	$8.28	$8.79	$8.84
Income From Investment Operations:
Net investment income	0.35 [1]	0.40 [1,2]	0.45	0.43	0.48 [1]
Net realized and unrealized gain (loss) on investments	0.43	0.06 [2]	0.52	(0.49)	(0.06)

TOTAL FROM INVESTMENT OPERATIONS	0.78	0.46	0.97	(0.06)	0.42

Less Distributions:
Distributions from net investment income	(0.37)	(0.44)	(0.45)	(0.45)	(0.47)

Net Asset Value, End of Period	$9.23	$8.82	$8.80	$8.28	$8.79

Total Return[3]	9.05%	5.37%	12.08%	(0.65)%	4.76%

Ratios to Average Net Assets:

Expenses	1.73%	1.73%	1.73%	1.73%	1.73%

Net investment income	3.94%	4.49%[2]	5.30%	5.04%	5.38%

Expense waiver/reimbursement[4]	0.24%	0.23%	0.25%	0.26%	0.21%

Supplemental Data:

Net assets, end of period (000 omitted)	$41,532	$32,997	$19,195	$15,413	$15,682

Portfolio turnover	424%	169%	192%	152%	209%

1 Per share information presented is based upon the average number of shares outstanding.

2 Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.04, increase net realized gain/loss per share by $0.04, and decrease the ratio of net investment income to average net assets from 4.99% to 4.49%. Per share, ratios and supplemental data for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$8.81	$8.79	$8.27	$8.78	$8.83
Income From Investment Operations:
Net investment income	0.42 [1]	0.46 [1,2]	0.52	0.50	0.53 [1]
Net realized and unrealized gain (loss) on investments	0.43	0.07 [2]	0.52	(0.49)	(0.05)

TOTAL FROM INVESTMENT OPERATIONS	0.85	0.53	1.04	0.01	0.48

Less Distributions:
Distributions from net investment income	(0.44)	(0.51)	(0.52)	(0.52)	(0.53)

Net Asset Value, End of Period	$9.22	$8.81	$8.79	$8.27	$8.78

Total Return[3]	9.88%	6.15%	12.94%	0.10%	5.49%

Ratios to Average Net Assets

Expenses	0.98%	0.98%	0.98%	0.98%	0.98%

Net investment income	4.69%	5.24%[2]	6.05%	5.79%	5.95%

Expense waiver/reimbursement[4]	0.24%	0.23%	0.25%	0.26%	0.21%

Supplemental Data:

Net assets, end of period (000 omitted)	$750,964	$794,482	$866,574	$955,744	$1,221,022

Portfolio turnover	424%	169%	192%	152%	209%

1 Per share information presented is based upon the average number of shares outstanding.

2 Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on debt securities. The effect of this change for the year ended February 28, 2002 was to decrease net investment income per share by $0.05, increase net realized gain/loss per share by $0.05, and decrease the ratio of net investment income to average net assets from 5.74% to 5.24%. Per share, ratios and supplemental data for periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

February 28, 2003

ORGANIZATION

Federated Government Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The Fund's objective is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily availiable are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discount on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments or mortgage backed securities, which may enhance the Fund's current yield and total return.

Information regarding dollar roll transactions for the Fund for the year ended February 28, 2003 was as follows:

Maximum amount outstanding during the period	$310,565,383

Average amount outstanding during the period[1]	$211,127,298

Average monthly shares outstanding during the period	114,268,275

Average debt per share outstanding during the period	1.85

1 The average amount outstanding during the period was calculated by adding the borrowings at the end of the day and dividing the sum by the number of days in the fiscal year ended February 28, 2003.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of February 28, 2003, the Fund had no outstanding securities on loan.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Fund's Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents cash on hand in its custodian bank account and does not include any short-term investments at February 28, 2003.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CHANGE IN ACCOUNTING POLICY

Effective March 1, 2001, the Fund adopted the provisions of the revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities and to classify gains and losses realized on principal payments received on mortgage backed securities (paydown gains and losses) as part of investment income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between interest income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization and recognition of paydown gains and losses as part of interest income on the financial statements is as follows:

	As of 3/1/2001		For the Year Ended 2/28/2002
	Cost of Investments	Undistributed Net Investment Income	Accumulated Net Realized Gain	Net Investment Income	Net Unrealized Appreciation/ (Depreciation)	Net Realized Gain/ (Loss)
Increase (Decrease)	$(1,732,087)	$(16,964,712)	$15,232,625	$(5,392,015)	$118,051	$5,273,964

The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

CAPITAL STOCK

At February 28, 2003, par value shares ($0.001 per share) authorized were as follows:

Share Class	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

Year Ended February 28	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	10,649,012	$96,901,026	15,099,666	$131,645,253
Shares issued to shareholders in payment of distributions declared	194,893	1,756,464	575,807	5,071,051
Shares redeemed	(16,381,366)	(146,206,585)	(16,559,297)	(145,803,397)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5,537,461)	$(47,549,095)	(883,824)	$(9,087,093)

Year Ended February 28	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	11,388,895	$102,608,717	7,694,067	$67,534,131
Shares issued to shareholders in payment of distributions declared	403,223	3,626,800	360,658	3,167,259
Shares redeemed	(5,515,674)	(49,616,679)	(3,405,403)	(29,915,339)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	6,276,444	$56,618,838	4,649,322	$40,786,051

Year Ended February 28	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	4,837,149	$43,733,136	3,207,768	$28,186,556
Shares issued to shareholders in payment of distributions declared	64,462	581,613	100,320	883,735
Shares redeemed	(4,142,459)	(37,467,748)	(1,751,292)	(15,442,785)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	759,152	$6,847,001	1,556,796	$13,627,506

Year Ended February 28	2003		2002
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	2,121,323	$19,781,862	1,640,662	$12,431,578
Shares issued to shareholders in payment of distributions declared	1,561,772	14,018,104	2,637,210	23,177,231
Shares redeemed	(12,349,053)	(110,923,176)	(12,774,793)	(112,418,559)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(8,665,958)	$(77,123,210)	(8,496,921)	$(76,809,750)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,167,823)	$(61,206,466)	(3,174,627)	$(31,483,286)

FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments, deferral of losses from wash sales, discount accretion/premium amortization on debt securities and expired capital loss carryforward.

For the year ended February 28, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(171,579,692)	$3,861,256	$167,718,436

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2003 and 2002 were as follows:

For the Year Ended February 28	2003	2002
Ordinary income[1]	$48,393,499	$60,957,593

1 For tax purposes short-term capital gain distributions are considered ordinary income.

As of February 28, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,139,401

Unrealized appreciation	$31,544,810

Capital loss carryforward	$86,855,521

At February 28, 2003, the cost of investments for federal tax purposes was $1,187,943,516. The net unrealized appreciation of investments for federal tax purposes was $31,544,810. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $33,241,651 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,696,841.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the treatment of premiums/discount and wash sale loss deferrals.

At February 28, 2003, the Fund had a capital loss carryforward of $86,855,521 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2004	$16,981,637

2005	$23,283,777

2008	$26,416,036

2009	$20,174,071

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive/reimburse any portion of its fee. The Adviser can modify or terminate this voluntary waiver/reimbursement at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Government Obligations Fund which is managed by the Fund's Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of long-term U.S. government securities (and in-kind contributions), for the year ended February 28, 2003 were as follows:

Purchases	$4,406,090,791

Sales	$4,432,433,729

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended February 28, 2003, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FEDERATED GOVERNMENT INCOME SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Government Income Securities, Inc. (the "Fund") as of February 28, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 28, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Government Income Securities, Inc. as of February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
April 11, 2003

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon reques t, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: September 1981	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: February 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Fund	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated Government Income Securities, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G001109-01 (4/03)